July 29, 2020

BNY MELLON INVESTMENT FUNDS VI

BNY Mellon Balanced Opportunity Fund

Supplement to Current Summary Prospectuses and Prospectuses

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectuses and "Fund Summary – Portfolio Management" in the prospectuses:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).

Vassilis Dagioglu and Torrey Zaches, CFA are the fund's primary portfolio managers responsible for overall asset allocation for the fund, positions they have held since November 2018.  Messrs. Dagioglu and Zaches are employed by BNYM Investment Adviser and Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser.  Mr. Dagioglu is a managing director and Head of Asset Allocation Portfolio Management at Mellon.  Mr. Zaches is a director and global asset allocation portfolio manager at Mellon.  Messrs. Dagioglu and Zaches allocate the fund's assets among equity portfolio managers and fixed-income portfolio managers employed by both BNYM Investment Adviser and Mellon.  The fund's primary portfolio managers responsible for the portion of the fund's assets allocated to equity investments (and when they first held such position) are: Brian C. Ferguson (March 2007), John C. Bailer, CFA (December 2015), James A. Lydotes, CFA (September 2016), Leigh N. Todd, CFA (July 2020) and Matthew T. Jenkin (July 2020).  David Bowser, CFA, is the fund's primary portfolio manager responsible for the portion of the fund's assets allocated to fixed-income investments, a position he has held since March 2008.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the prospectuses:

The fund's primary portfolio managers responsible for the portion of the fund's assets allocated to equity investments are Brian C. Ferguson, John C. Bailer, CFA, James A. Lydotes, CFA, Leigh N. Todd, CFA and Matthew T. Jenkin, positions they have held since March 2007, December 2015, September 2016, July 2020 and July 2020, respectively.  Mr. Ferguson is an executive vice president and the senior portfolio manager of the Dynamic Large Cap Value Strategy and is the head of the Large Cap Value Team at Mellon.  He has been employed by Mellon or a predecessor company of Mellon since 1997, and by BNYM Investment Adviser since 2001.  Mr. Bailer is an executive vice president and a senior portfolio manager of U.S. dividend-oriented and large-cap strategies and is a senior research analyst on the Dynamic Large Cap Value Strategy at Mellon.  He has been employed by Mellon or a predecessor company of Mellon since 1992, and by BNYM Investment Adviser since 2003.  Mr. Lydotes is a managing director and senior portfolio manager for the Global Equity Team at Mellon.  He has been employed by Mellon or a predecessor company of Mellon since 2005, and by BNYM Investment Adviser since 2009.  Ms. Todd is a managing director, senior portfolio manager and a senior research analyst at Mellon.  She has been employed by Mellon or a predecessor company of Mellon since 2001, and by BNYM Investment Adviser since 2001.  Mr. Jenkin is a senior research analyst at Mellon.  He has been employed by Mellon or a predecessor company of Mellon and by BNYM Investment Adviser since 2015.  Prior to joining Mellon in 2015, he served as a health care portfolio manager and analyst at Balyasny Asset Management.  David Bowser, CFA, is the fund's primary portfolio manager responsible for the portion of the fund's assets allocated to fixed-income securities, a position he has held since 2008.  Mr. Bowser is a director and senior portfolio manager for the Global Multi-Sector Investment Team at Mellon.  He has been employed by Mellon or a predecessor company of Mellon since 2000, and by BNYM Investment Adviser since 2006.  The portfolio managers manage the fund in their capacity as employees of BNYM Investment Adviser.

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